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                                                                    EXHIBIT 99.1




                        ASSET PURCHASE AND SALE AGREEMENT
                 (Boone, Kanawha and Lincoln County Properties)



                                      among



               PEN HOLDINGS, INC., PEN COAL CORPORATION D/B/A FORK
                            CREEK MINING COMPANY and
                          THE ELK HORN COAL CORPORATION



                                       and



                           PENN VIRGINIA COAL COMPANY




                            Dated as of May 31, 2001


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                        ASSET PURCHASE AND SALE AGREEMENT

         THIS ASSET PURCHASE AND SALE AGREEMENT ("Agreement"), made as of May 31, 2001, by and among PEN HOLDINGS, INC., a Tennessee corporation ("Pen Holdings"), PEN COAL CORPORATION D/B/A/ FORK CREEK MINING COMPANY, a Tennessee corporation ("Fork Creek"), and THE ELK HORN COAL CORPORATION, a West Virginia corporation ("Elk Horn"), and PENN VIRGINIA COAL COMPANY, a Virginia corporation ("Buyer"). Elk Horn and Fork Creek shall be referred to together herein as "Sellers" or individually as a "Seller."

                                   BACKGROUND

         WHEREAS, Sellers desire to sell, assign and transfer to Buyer, and Buyer desires to purchase from Sellers, the Assets (as defined in Section 1 hereof) in accordance with the terms and conditions set forth herein;

         NOW THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Buyer hereby agree as follows:

         1. Sale and Purchase of Assets. Subject to the terms and conditions of this Agreement, at the Closing (as defined in Section 7.1 hereof), Sellers agree to sell, assign and transfer to Buyer, and Buyer agrees to purchase from Sellers, the following assets of Sellers (collectively, the "Assets"):

               1.1. Real Property. All of each Seller's right, title and interest in, to and under the fee lands, surface estates, coal and other mineral estates and other real estate interests owned by such Seller in Boone, Kanawha and Lincoln counties, West Virginia commonly referred to as the Fork Creek properties and conveyed to such Seller by the deeds described on Schedule 1.1 and as generally depicted on the map included as a part thereof, which schedule and map are attached hereto and hereby made a part hereof (the "Real Property") except for the Retained Assets as hereinafter defined).

               1.2. Leases and Other Contracts. All right, title and interest of each Seller in, to and under all leases, subleases, deeds, contracts, easements, licenses, assignments, rights-of-way, instruments and other agreements or rights relating to or associated with the use of the Real Property, or benefiting the Real Property (other than agreements and/or rights included in the Retained Assets) and as described on Schedule 1.2 attached hereto and hereby made part hereof (collectively, the "Contracts").

               1.3. Data, Books and Records. All engineering, geological, operational, coal measurement, feasibility and coal data and analyses, charts, surveys,



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maps, plans, drawings, computer files, drilling logs, reserve reports, mining information, permit applications, books, records, data, title and other reports, tax tickets, tax appraisals, documents, papers, instruments and other materials of all kinds relating to the Assets (collectively, the "Data") other than Data relating per se to the Retained Assets; provided, Sellers may retain copies of the Data.

               1.4. Coal Inventories. All coal inventories located on the Real Property on the date of Closing.

         2. Liabilities and Assets Retained. The parties agree that:

                  2.1 Liabilities Retained. Buyer does not hereby and shall not assume or accept any liabilities, obligations, or responsibilities of any Seller or any Affiliate (as hereinafter defined), Predecessor (as hereinafter defined), successor in interest (as hereinafter defined), related person (as hereinafter defined), lessee, sublessee or contractor relating to the Assets or any Seller's business. For purposes of this Agreement, "Affiliate" shall mean any shareholder, director or officer of any Seller or any other person or entity that controls, is controlled by or is or was under common control with such Seller. "Predecessor" shall mean any predecessor-in-interest to any Seller, including any person or entity which owned or controlled the Assets prior to such Seller taking title thereto, and "related person" and "successor in interest" shall have the meanings ascribed to such terms in or in connection with the Coal Industry Retiree Health Benefits Act of 1992 (the "Coal Act").

                  2.2 Retained Assets. Sellers and Pen Holdings hereby retain and except from the Assets and the terms of this Agreement all right, title, and interest in and to the following assets (collectively, the "Retained Assets"):
(a) all current and future improvements, structures, fixtures, and personal property and the property conveyed to Fork Creek from Glen Anderson by deed dated February 3, 1999, and recorded in Deed Book 2463, page 620, Kanawha County Clerk's Office (the "Anderson Property"), all as described on Schedule 2.2(b) hereto; (b) all agreements pertaining per se to the assets described in Subsection 2.2(a) above and/or the mining operations conducted on the Real Property by Fork Creek and which are agreements typically held by coal mining operators such as, by way of example, leases for mobile equipment, vehicles or office equipment, coal sales contracts and agreements pertaining to infrastructure located on and mining operations conducted on the Real Property. Such agreements shall include, but not be limited to, those agreements described on Schedule 2.2(b) hereto it being acknowledged and agreed that Retained Assets shall not include any real property (other than the Anderson Property) or mineral estate or any easement, right-of-way, license or other agreement regarding real property ownership or rights to use real property on what is commonly referred to as the Fork Creek properties; (c) all amounts paid to any Seller prior to the Closing under the three Timber Agreements dated March 24, 2000, July 10, 2000 and November 2, 1999, respectively, each between Fork Creek and Gilbert-PLC Lumber Company; and (d) the



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right to recoup all minimum production rentals paid by any Seller under the agreements described on Schedule 2.2(d) hereto prior to the Closing related to the Assets and which are recoupable after the Closing, it being acknowledged that no production royalties payable after Closing under the Sublease (as defined in Section 7.3(h) hereof) shall be recouped against any minimum rentals paid prior to Closing under the Prime Lease (as defined in the Sublease) to the extent the production royalties due under the Sublease exceed any production royalties due under the Prime Lease.

         3. Purchase Price. At Closing, Buyer shall pay to Pen Holdings Thirty-Three Million Dollars ($33,000,000) as the purchase price (the "Purchase Price") for the Assets which shall be allocated as described on Schedule 3 hereto.

         4. Representations and Warranties of Sellers. Sellers and Pen Holdings hereby jointly and severally represent and warrant to Buyer as follows:

               4.1. Organization and Good Standing. Each of Pen Holdings, Fork Creek and Elk Horn is a corporation duly organized, validly existing, and in good standing under the laws of the state of its organization with the corporate power to own its property, conduct its business as currently conducted and, with respect to each Seller, to sell the Assets to Buyer in accordance with this Agreement. Each Seller and Pen Holdings is qualified or registered as a foreign entity in each jurisdiction where it is required to be so qualified or registered and where the failure to so qualify would have a material adverse effect on the value of the Assets.

               4.2. Authorization. All corporate action of each Seller and Pen Holdings necessary to authorize the execution, delivery and performance of this Agreement, the Assignment (as defined in Section 7.3(f) hereof), the Lease (as defined in Section 7.3(g) hereof) and the Sublease (as defined in Sections 7.3(h) hereof), and/or any other agreement, document or instrument executed by any of them in connection herewith (the "Other Documents"), has been taken and this Agreement, the Assignment, the Lease, the Subleases and the Other Documents (collectively, the "Seller Agreements") constitute the valid and binding obligations of Pen Holdings, Elk Horn and/or Fork Creek, as the case may be, enforceable against Pen Holdings, Fork Creek and/or Elk Horn, as the case may be, in accordance with their respective terms except as enforcement may be limited by bankruptcy, insolvency, moratorium, reorganization, liquidation or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

               4.3. Compliance with Other Instruments. Neither the execution or delivery of any of the Seller Agreements by any Seller or Pen Holdings nor the consummation by any Seller or Pen Holdings of the transactions contemplated therein (a) violates or conflicts with or constitutes a default under the terms of the Articles of Incorporation or Bylaws of any Seller or Pen Holdings or, subject to the Consents (as defined in Section 4.4 hereof), any agreement or instrument, or any judgment, decree



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or order applicable to any of them, or the Assets, or of any corporation, limited liability company or securities law, (b) will result in the creation at or after the Closing of any Encumbrance (as defined in Section 4.5 hereof) upon all or any part of the Assets or (c) will give rise to any right of rescission or similar remedy under any corporation, limited liability company or securities law with respect to any of the transactions contemplated in this Agreement.

               4.4. Approvals and Consents. Except for the consents (the "Consents") required under the agreements described on Schedule 4.4 attached hereto and hereby made a part hereof, no permit, consent, approval, waiver, easement, license or other authorization of or declaration to or filing with or by any person, entity, court, governmental or regulatory or other authority is required in connection with the execution or performance of the Seller Agreements by any Seller or Pen Holdings or the consummation by any Seller or Pen Holdings of the transactions contemplated therein.

               4.5. Title to Assets. Except as set forth on Schedule 4.5 and
Schedule 1.1, Sellers own the Assets free and clear of all mortgages, claims, liens, security interests, charges, pledges, options, grants, reversionary rights or other encumbrances caused or created by Sellers or any Affiliate of Sellers or, to Sellers' Knowledge (as hereinafter defined), any third party (collectively, the "Encumbrances"). Except for the agreements set forth on
Schedule 4.5 and Schedule 1.1 that are not otherwise required to be released under the terms of this Agreement, Sellers will forever warrant and defend title to the Assets unto Buyer, its successors and assigns, against all claims and demands of all parties claiming by, through or under Sellers (provided, the warranty set out in this sentence is intended to grant the same warranty as is included in the Deed (as defined in Section 7.3(e) hereof) and no more). Except for the Retained Assets actually listed on Schedule 2.2(b), there are no assignments, licenses, leases, easements, rights-of-way, or other agreements, rights or interests of whatever kind or character which are material to the use or operation, or both, of any of the Assets as used or operated on the date hereof by Sellers that are not included in the Assets. Except for the Andersen Property, neither Sellers nor any Affiliate owns, leases or utilizes any real property, reserves of coal or other minerals material to the generation of the Revenues (as defined in Section 4.12(b) hereof) other than the Assets. The map attached hereto as part of Schedule 1.1 has been prepared by Sellers and, to Sellers' Knowledge, accurately shows the boundary lines of the Real Property as well as all real property or mineral interests leased by Sellers. For purposes of this Agreement, the term "Knowledge" shall mean all information which was known or, in light of their respective positions with the Sellers and/or Pen Holdings, should have been known, by William Beckner, Steven Capelli, James Cook and Phillip Sims.

               4.6. Contracts. To Sellers' and Pen Holdings' Knowledge, Schedule
1.2 is a true, correct and complete list of the Contracts, including all amendments and modifications thereto. As of the date of this Agreement, no Seller is and will not be at



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Closing, a party to or bound by the terms of any other agreements with respect to the Assets other than agreements entered into by Sellers in connection with the Retained Assets. True, complete and correct copies of all of the Contracts have been delivered previously to Buyer. To Sellers' and Pen Holdings' Knowledge, each of the Contracts is now valid, in full force and effect, enforceable in accordance with its respective terms against the parties thereto, except as enforcement may be limited by bankruptcy, insolvency, moratorium, reorganization, liquidation or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles, and is free and clear of all Encumbrances created by, through or under Sellers. No Seller nor any Affiliate of any Seller is in material default under any of the Contracts and, to the best of Sellers' and Pen Holdings' Knowledge, no other party thereto is in material default thereunder, nor to Sellers' and Pen Holdings' Knowledge does there exist any state of facts which constitutes, or with the passage of time will constitute a material default under any of the Contracts. If any consent is necessary for the transfer or assignment of the Contracts to Buyer at the Closing, such consent will be obtained by Sellers prior to the Closing in order that the Contracts can be validly and effectively transferred to Buyer except as otherwise agreed to by Buyer in writing.

               4.7. Litigation. Except as otherwise set forth on Schedule 4.7 attached hereto and hereby made a part hereof, as of the date hereof, there is no action, proceeding, arbitration, investigation or claim pending or, to Sellers' or Pen Holdings' Knowledge, threatened, and no basis is known to any Seller or Pen Holdings for any action, proceeding, arbitration, investigation or claim (a) against or involving or which would have a material adverse effect on any of the Assets or (b) which questions the validity of Sellers' Agreements, or of the transaction contemplated herein, or of any action taken or to be taken by any Seller or Pen Holdings in connection with this Agreement.

               4.8. Compliance with Applicable Laws. Except as otherwise disclosed on the Schedule 4.8 attached hereto, Sellers' ownership of the Assets, the conduct by Sellers of their businesses (insofar as such businesses involve the Assets or any Seller's ownership of the Assets), and the Assets themselves do not violate or fail to comply in any material respect with any federal, state or local statute, law, ordinance, decree, order, rule or regulation including, but not limited to, those relating to zoning, environmental matters, reclamation, permits, bonding, employees, wages, and occupational health and safety currently in effect (collectively "Laws and Regulations"). Except as disclosed on Schedule 4.8 attached hereto, no Permit (as defined in Section 4.10 hereof) holder's use or operation of the Assets violates any Laws and Regulations. Except as described on Schedule 4.8 attached hereto and hereby made a part hereof, no Seller or Pen Holdings has received any written notice or other written communication from any court or governmental agency or instrumentality of any violation of any Laws and Regulations applicable to any of the Assets.



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                  4.9. Remedial Work. Except as described on Schedule 4.9
attached hereto and hereby made a part hereof, there is no water treatment, reclamation, or other remedial work or condition related to coal mining which is existing on the Real Property, except with regard to the Permits.

                  4.10. Permits. The only permits of any type currently in effect or applied for with respect to or affecting any of the Assets held by any party are described on Schedule 4.10 attached hereto and hereby made a part hereof (collectively, "Permits"). The holders of the Permits are in material compliance with all terms, provisions and conditions of the Permits, and no outstanding violations, assessments, orders or notices of non-compliance issued by any federal, state or local agency or other governmental entity exists which materially affects or relates to the Permits. No Seller or Pen Holdings has any Knowledge of any condition or the occurrence of any event that would, either with or without notice or the lapse of time, permit the suspension or revocation of, or the issuance of any notice of violation against or the imposition of any penalty with respect to the Permits.

                  4.11. Environmental Matters. Except as described on Schedule
4.11 attached hereto and hereby made a part hereof, no Seller or Pen Holdings has, and no Seller or Pen Holdings has Knowledge that any other person or entity has (a) generated, stored, treated, recycled, or disposed of any Hazardous Substance (as hereinafter defined) on the Real Property or (b) released or discharged any Hazardous Substance into the soil, surface water, groundwater, land or subsurface strata, ambient air or other environmental medium on the Real Property. No Seller or Pen Holdings has received, and no Seller or Pen Holdings has Knowledge that any other person or entity has received, any notice, complaint, order, or action from any governmental authority or private or public entity or person relating to any Hazardous Substance or environmental health or safety problems, impairments, or liabilities with respect to the Real Property or other Assets. For purposes of this Section, the term "Hazardous Substance" shall mean each and every element, compound, chemical mixture, petroleum and gas product, contaminant, pollutant, or substance, including without limitation, substances which are toxic, carcinogenic, ignitable, reactive, explosive, radioactive, or otherwise dangerous and any other substance defined as a hazardous substance, hazardous waste, hazardous material, toxic material, toxic waste, or special waste under any federal, state, or local statute, order, rule, or regulation.

               4.12. Financial Statements. Sellers have delivered to Buyer true and complete copies of the following financial statements:

                     a. Audited consolidated balance sheet and related statements of income and expense and changes in financial position of Pen Holdings and its subsidiaries for the year ended December 31, 2000, each of which financial statements has been audited and certified by Price Waterhouse LLP. Each of such financial statements has been prepared in accordance with generally accepted accounting



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principles consistently applied throughout the periods indicated, is in accordance with the books and records of Pen Holdings and its subsidiaries and fairly presents the financial position and results of operations of Pen Holdings and its subsidiaries as of the dates and for the periods indicated;

                     b. Pen Holdings Coal Group - Fork Creek Division - January
- March Actual, April - December Projected Production, Revenues and Expenses, which to the extent such financial information reflects actual periods, has been prepared in accordance with the books and records of Pen Holdings and its subsidiaries and fairly presents the financial position and results of operations of the Fork Creek Division of Pen Holdings as of and for the periods indicated. For purposes of this Agreement, the term "Revenues" shall mean the revenues reflected in the financial statements described in this Section 4.12(b) for the period ended December 31, 2001 as well as revenues reflected for the Fork Creek properties in any other statement, projection or summary described in this Section 4.12.

                     c. Long term financial projections of Pen Holdings and its subsidiaries covering the fiscal years through December 31, 2002. Such projections were prepared by Pen Holdings and are based on all information known to Pen Holdings as of the date of the projections and the date of Closing and represent the good faith estimate of Pen Holdings regarding the course of Pen Holdings' business for the periods covered by such projections. Pen Holdings believes that the assumptions set forth in the projections are reasonable based on economic conditions as of the date of the projections and the date of Closing; and

                     d. Incremental Revenue Summary prepared by Houlihan Lokey Howard & Zukin ("Houlihan") for the years 2001 - 2008.

               4.13. Financial Condition and Related Matters. After giving effect to the purchase by Buyer of the Assets and the application of the Purchase Price by Sellers and Pen Holdings and their Affiliates and to the closing on the Amended and Restated Credit Agreement by Sellers, Pen Holdings, and other affiliates and Ableco Finance LLC, Foothill Capital Corporation and certain other lenders, (i) the financial condition of each Seller and Pen Holdings is such that the sum of all of each such entity's assets, at a fair valuation, is greater than the sum of each such entity's debts, (ii) neither Pen Holdings nor any Seller is engaged, ever has been engaged, or is about to engage in a business or transaction for which the remaining assets of such entity constitute an unreasonably small capital, and (iii) neither Pen Holdings or any Seller intends to incur, ever intended to incur, or believes that it will incur in the future, debts beyond its ability to pay as such debts matured. Neither Pen Holdings or any Seller has engaged in the transactions contemplated by this Agreement with actual intent to hinder, delay, or defraud any entity to which it was, or expects to be after the closing of the transactions contemplated by this Agreement, indebted. Sellers and Pen Holdings agree and acknowledge that this Agreement has been negotiated in good faith



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between the parties and that the Purchase Price represents fair consideration and reasonably equivalent value for the Assets.

               4.14. Labor Liabilities and Obligations. Except as set out on
Schedule 4.14, no Seller nor any Affiliate is or has ever been a party to any collective bargaining agreement and does not and never has had any obligation to bargain or negotiate with any union or collective bargaining representative.

               4.15. Intentionally Omitted.

               4.16. Intentionally Omitted.

               4.17. Accuracy of Information. No statement made or condition or event described in any Seller Agreement or in any schedules or exhibits attached thereto, or in any other written information, documents, statements or materials furnished by Sellers to Buyer in connection therewith contains any material misrepresentation or untrue statement of a material fact by Sellers, or omits any fact required to be stated therein necessary to make such statement by Sellers not misleading.

               4.18. Reliance of Buyer. Any due diligence or other investigation by or on behalf of Buyer shall not affect its reliance or right to rely on any representation or warranty made by any Seller or Pen Holdings in this Agreement. Buyer shall endeavor to disclose to Sellers, prior to the date of Closing, any fact or facts that Buyer knows would make any of the covenants, representations and warranties made by Sellers and Pen Holdings hereunder untrue and misleading in any material manner so that Sellers may correct such untrue and/or misleading covenants, representations and/or warranties; provided, however, that Buyer's failure to make such disclosure shall in no case be deemed to be a waiver of any right of Buyer whatsoever hereunder, including, without limitation, any right to indemnification under Section 9.1 hereof.

               4.19. Duration of Representations and Warranties. The representations and warranties of Sellers and Pen Holdings shall continue and remain in effect until the first anniversary of the date hereof; provided that, notwithstanding the foregoing, the representations and warranties contained in
Section 4.10 shall terminate and expire upon the final and complete release of all of the Permits and their associated bonds by the appropriate governmental authorities and the representations and warranties contained in Sections 4.11, 4.12, and 4.13 shall have perpetual existence.

               4.20 Effect of Disclosure Schedules. Any information disclosed on one schedule hereunder shall also be considered to be disclosed on any other schedule hereunder to the extend such information also applies to such other schedule.



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         5. Representations and Warranties of Buyer. Buyer hereby represents and warrants to Sellers as follows:

               5.1. Organization and Standing of Buyer. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia.

               5.2. Authorization by Buyer. All corporate action of Buyer necessary to authorize the execution, delivery and performance of this Agreement, the Assignment, the Lease, the Subleases and any other agreement, document or instrument executed by Buyer in connection herewith (the "Other Buyer Documents") has been taken and this Agreement, the Assignment, the Lease, the Sublease and the Other Buyer Documents (collectively, the "Buyer Agreements") constitute the valid and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms except as enforcement may be limited by bankruptcy, insolvency, moratorium, reorganization, liquidation or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

               5.3. Compliance with Other Instruments. Neither the execution and delivery of the Buyer Agreements nor the consummation at Closing by Buyer of the transactions contemplated therein (a) will violate or conflict with or constitute a default under the terms of the Articles of Incorporation or the bylaws of Buyer, or of any agreement or instrument, or any judgment, decree or order applicable to Buyer or any of its properties or (b) will give rise to any right of rescission or similar remedy under any corporation or securities law with respect to any of the transactions contemplated by this Agreement.

         6. Intentionally Omitted.

         7. Closing.

               7.1. Date and Place. The closing (the "Closing") of the transactions contemplated by this Agreement shall take place at such time and place as the parties shall mutually agree.

               7.2. Closing Costs. Sellers and Buyer shall each pay one half of all sales and transfer taxes due and payable in connection with the sales, conveyances, assignments, transfers, and deliveries to be made by Sellers to the Buyer under this Agreement.

               7.3. Conditions to Obligations of Buyer. The obligations of Buyer to consummate the transactions contemplated by this Agreement shall be subject to Sellers' fulfillment of the following conditions:



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                     a. Representations and Warranties True. All representations and warranties made by Sellers and Pen Holdings under this Agreement shall be true and correct in all material respects on the date of Closing and Sellers and Pen Holdings shall deliver to Buyer a Certificate to that effect.

                     b. Approvals and Consents. Sellers shall have obtained and delivered the Consents to Buyer except as otherwise agreed to by Buyer in writing.

                     c. Liens Released. Sellers shall have delivered to Buyer evidence reasonably satisfactory to Buyer that the lien of Mellon Bank, N.A. existing on the Assets has been released.

                     d. Other Certificates. Each Seller and Pen Holdings shall deliver or cause to be delivered to Buyer:

                        i. a Certificate signed by a Secretary or Assistant Secretary of such Seller and Pen Holdings certifying as to the truthfulness, completeness and accuracy of attached copies of resolutions of Seller's and Pen Holdings' Board of Directors and, if necessary, shareholders authorizing the execution hereof and all actions contemplated herein; and

                        ii. a good standing certificate for each Seller issued by the Secretary of State of West Virginia dated not more than three days prior to Closing; and

                        iii. a certificate of existence for Pen Holdings issued by the Secretary of State of Tennessee dated not more than three days prior to Closing.

                     e. Special Warranty Deed. Delivery of a duly executed special warranty deed (the "Deed") conveying and transferring to Buyer title to the Real Property in substantially the form of Exhibit 7.3(e) attached hereto and hereby made a part hereof.

                     f. Assignment of Contracts. Delivery of a duly executed assignment (the "Assignment") conveying and transferring to Buyer all of the right, title and interest of Sellers in, to and under the Contracts in substantially the form of Exhibit 7.3(f) attached hereto and hereby made a part hereof.

                     g. Lease. Delivery of a duly executed lease by Pen Land Company (the "Lease") in the form of Exhibit 7.3(g) hereto. In addition, Pen Land Company shall have entered into a mining agreement with Fork Creek to mine the coal on the Real Property.

                     h. Sublease. Delivery of a duly executed sublease by Pen Land Company (the "Sublease") in the form of Exhibit 7.3(h) hereto.



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                     i. Fairness Opinion. Sellers shall have obtained from
Houlihan a fairness opinion indicating that the sale contemplated by this Agreement is fair to Pen Holdings from a financial point of view and shall have delivered a true and complete copy thereof to Buyer.

                     j. Opinion of Counsel. Sellers shall deliver to Buyer the opinion of Buchanan Ingersoll Professional Corporation in the form of Exhibit 7.3(j) hereto.

                     k. Other Documents. Execution and delivery of such other documents or instruments as may be reasonably necessary in order to consummate the transactions contemplated by this Agreement.

               7.4. Conditions to Obligations of Sellers. The obligations of Sellers to consummate the transactions contemplated by this Agreement shall be subject to Buyer's fulfillment of the following conditions:

                     a. Representations and Warranties True. All representations and warranties made by Buyer under this Agreement shall be true and correct in all material respects on the date of Closing and Buyer shall deliver to Sellers a Certificate to that effect.

                     b. Other Certificates. Buyer shall deliver to Sellers:

                        i. A Certificate signed by the Secretary or an Assistant Secretary of Buyer certifying as to the truthfulness, completeness and accuracy of attached copies of resolutions of Buyer's board of directors authorizing the execution of this Agreement and all transactions contemplated herein; and

                        ii. A good standing certificate issued by the Secretary of the State of West Virginia dated not more than three days prior to Closing.

                     c. Purchase Price Payment. Payment in the amount of Thirty-Three Million dollars ($33,000,000) by electronic funds transfer to such accounts as Seller shall direct Buyer in writing.

                     d. Assignment, Lease and Sublease. Delivery of a duly executed Assignment, Lease and Sublease.

                     e. Other Documents. Execution and delivery of such other documents or instruments as may be reasonably necessary in order to consummate the transactions contemplated by this Agreement.



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         8. Other Agreements.

               8.1. Taxes. Any and all ad valorem real property taxes, personal property taxes, fees or assessments for the calendar year 2001 due with respect to the Assets, or payable by any Seller pursuant to the terms of any leases, subleases, licenses, rights-of-way, instruments, or other agreements by which such Seller holds the Real Property or any other of the Assets shall be prorated between Sellers on the one hand and Buyer on the other hand, as of the Closing on a calendar year basis, using the calendar year 2000 tax rates and assessments by the appropriate governmental entity. If any party shall pay such taxes for which it is entitled to be reimbursed because of such proration, the other party responsible therefor shall promptly reimburse the party so paying upon notice of the amount paid by such party.

               8.2. Specific Performance. Sellers and Buyer each acknowledge that the other will have no adequate remedy at law if the acknowledging party fails to perform any of its obligations under this Agreement. If either party fails to perform any of its obligations under this Agreement, the other party shall have the right, in addition to any other rights it may possess, to the specific performance of this Agreement.

               8.3. Expenses. Each of the parties hereto shall pay its own expenses and the fees and expenses of its counsel, accountants, consultants and other experts and representatives associated with this Agreement and the transactions contemplated herein.

               8.4. Waivers. The waiver by any party to this Agreement of compliance by any other party with, or a breach of any other party of, any provision of this Agreement shall be made in writing executed by the party waiving such compliance or breach which shall be delivered to the party whose compliance or breach is being waived. The waiver by any party hereto of compliance with or breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach or failure to comply with any other provision of this Agreement.

               8.5. Further Assurances. At or after the Closing, any party, at the request of the other party, will execute and deliver to the requesting party all such further assignments, deeds, agreements, contracts, instruments and other documents as the requesting party may reasonably request in order to perform, accomplish, perfect or record, if reasonably necessary, the sale, assignment, transfer and delivery to Buyer of the Assets as contemplated by this Agreement and to otherwise carry out the intention of this Agreement.

               8.6. Assistance in Title Matters. Sellers shall execute and deliver all documents, make all truthful and appropriate affirmations, testify in any proceedings and do all other acts that may be necessary or desirable, in the opinion of counsel for Buyer, to perfect of record the title of Buyer to the Assets.

               8.7 Cessation of Existence. No Seller or Pen Holdings shall not voluntarily dissolve or otherwise seek to end its existence as a corporate entity at any time prior to the fifth anniversary of the date hereof.

         9. Indemnification and Right to Defend.

               9.1. Indemnification by Sellers and Pen Holdings. Sellers and Pen Holdings each jointly and severally agree to indemnify, defend and hold Buyer and its shareholders, directors, officers, employees and agents and each of its and their respective successors and assigns harmless from and against any and all claims, demands, actions, suits, proceedings, judgments, losses, liabilities, damages, costs, and expenses of every kind and nature, including, but not limited to, reasonable attorneys' fees and disbursements, and any and all related litigation costs and expenses (collectively, "Damages"), directly or indirectly arising from, as a result of or in connection with any of the following:

                     a. Subject to the provisions of Section 4.18 of this Agreement, the material breach of any representation or warranty made by Sellers and Pen Holdings under this Agreement;

                     b. The breach of or default in the performance by any Seller or Pen Holdings of any covenant, agreement, or obligation under this Agreement;

                     c. Any liability not expressly assumed by Buyer irrespective of whether or not any Seller or any Affiliate of any Seller had Knowledge of such liability;

                     d. Any retiree health benefit obligation of any Seller or its Predecessors or its successors, including but not limited to (i) any obligations for Coal Act liabilities or similar premiums currently existing or which may be imposed pursuant to any successor statute or amendment to the Coal Act, (ii) any black lung and other liabilities arising under the Federal Mine Safety and Health Act of 1977 currently existing or which may be imposed pursuant to any successor statute or amendment thereto, or (iii) any workers compensation benefits, which may ever be imposed on Buyer or any of its Affiliates with respect to the Assets; and

                     e. Any liability arising on account of the coal mining operations conducted, or other action taken or failed to be taken, by any Seller or any Affiliate of any Seller after the date of Closing.

                     f. Any Damages not to exceed $1 Million in the aggregate which may be incurred by Buyer in connection with the matters listed under Roman Numeral I on Schedule 4.7 hereto.

               9.2. Indemnification by Buyer. Buyer agrees to indemnify, defend and hold each of Seller and Pen Holdings and its shareholders, directors, officers, employees and agents and each of its and their respective successors and assigns harmless from and against any and all Damages, directly or indirectly arising from, as a result of or in connection with any of the following:

                     a. The breach of any representation or warranty made by Buyer in any Buyer Agreement;

                     b. The breach or default in performance by Buyer of any covenant, agreement or obligation under this Agreement or any other Buyer Agreement; and

                     c. Any liability the cause of action with respect to which first arose after Closing and resulting solely from actions taken or failed to be taken by Buyer in connection with Buyer's ownership of the Assets.

               9.3. Procedures for Establishment of Damages for Third Party Claims. Promptly after the receipt by any party seeking indemnification hereunder (an "Indemnitee") of a notice of any claim, action, suit or proceeding by any third party that may be subject to indemnification hereunder such Indemnitee shall give written notice of such claim to the indemnifying party (the "Indemnitor") stating the nature and basis of the claim and the amount thereof, to the extent known, along with copies of the relevant documents evidencing the claim and the basis for indemnification sought. Failure of the Indemnitee to give such notice shall not relieve the Indemnitor from liability on account of this indemnification, except if and to the extent that the Indemnitor is actually prejudiced thereby. The Indemnitor, at its own expense, shall have the right to assume the defense of the Indemnitee against the third party claim so long as the Indemnitor proceeds in good faith and in a timely manner. So long as the Indemnitor has assumed the defense of the third party claim in accordance herewith and notified the Indemnitee in writing thereof, (i) the Indemnitee may retain separate co-counsel at its sole cost and expense and participate in the defense of the third party claim, it being understood the Indemnitor shall pay all costs and expenses of counsel for the Indemnitee for all periods prior to such time as the Indemnitor has notified the Indemnitee that it has assumed the defense of such third party claim, (ii) the Indemnitee shall not file any papers or consent to the entry of any judgment or enter into any settlement with respect to the third party claim without the prior written consent of the Indemnitor (not to be unreasonably withheld or delayed), and (iii) the Indemnitor will not consent to the entry of any judgment or enter into any settlement with respect to the third party claim without the prior written consent of the Indemnitee (not to be unreasonably withheld or delayed). The parties shall use commercially reasonable efforts to minimize losses from claims by third parties and shall act in good faith and in a timely manner in responding to, defending against, settling or otherwise dealing with such claims. The parties shall also cooperate in any such defense and give each other reasonable access to all information relevant thereto. Whether or not the Indemnitor shall have assumed the defense such party shall not be obligated to indemnify the Indemnitee hereunder for any settlement entered into without the Indemnitor's prior written consent, which consent shall not unreasonably withheld or delayed.

               9.4. Procedures for Indemnification Claims by Buyer. In the event that Buyer shall otherwise assert the incurrence of damages which may be subject to indemnification hereunder, Buyer shall give written notice to the Indemnitor of the nature and amount of the Damages asserted. If the Indemnitor, within a period of forty-five (45) days after the date of the Buyer's notice, shall not give written notice to Buyer contesting such assertion, Buyer's assertion shall be deemed accepted and the amount of Damages shall be deemed established and shall be paid promptly. In the event, however, that contest notice is given to Buyer within such forty-five (45) day period, then the contested assertion of Damages shall be settled in a court of competent jurisdiction in accordance with the terms hereof.

         10. Miscellaneous.

               10.1. Assignment. The rights and obligations of any party arising under this Agreement, or any interest therein, shall not be assigned or otherwise transferred, in whole or in part, without obtaining the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld.

               10.2. Broker. Each Seller and Pen Holdings, on the one hand, and Buyer on the other, represent that all negotiations relevant to this Agreement and the transactions contemplated herein have been carried on by them directly with the other without the intervention of any person other than their respective employees, agents and consultants, and each agrees to indemnify the other and to hold it harmless against and in respect of any claim against the other for brokerage or other commissions relative to this Agreement, the sale of the Assets hereunder and the transactions contemplated herein.

               10.3. Notice. Except as otherwise specified in this Agreement, all notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date when personally delivered to the party to whom notice is to be given, on the date of transmission if sent by confirmed facsimile transmission, or on the second day after mailing, if mailed to the party to whom notice is to be given, by certified mail, postage prepaid, and property addressed as follows:

TO SELLERS OR
PEN HOLDINGS AT:           PEN HOLDINGS, INC.
                           5110 Maryland Way, Suite 300
                           Brentwood, TN 37027
                           Attention: President
                           Telecopy No. 615 371-7388

WITH A COPY TO:            Timothy Lowe, Esquire
                           TIMOTHY K. LOWE, P.C.
                           415 Broad Street, Suite 650
                           Kingsport, TN 37660
                           Telecopy No. 423 392-1860

TO BUYER AT:               PENN VIRGINIA COAL COMPANY
                           6907 Duff-Patt Road
                           P.O. Box 386
                           Duffield, VA  24244
                           Attention:  Keith D. Horton, President
                           Telecopy No. 540-431-4132

WITH A COPY TO:            Nancy M. Snyder, Esquire
                           Vice President and General Counsel
                           Penn Virginia Corporation
                           One Radnor Corporate Center, Suite 200
                           Radnor, PA  19087
                           Telecopy No. 610-687-3688

Any party may change its address for the purposes of this section by giving the other party hereto written notice of the new address in the manner set forth above.

               10.4. WAIVER OF WARRANTIES. EXCEPT AS SPECIFICALLY SET OUT IN THIS AGREEMENT, SELLERS MAKE NO WARRANTY, EXPRESS OR IMPLIED, WHETHER OF MERCHANTABILITY, QUALITY, QUANTITY, RECOVERABILITY, TITLE, OR OTHERWISE AS TO THE ASSETS OR INTEREST THEREIN, OR COAL RESERVES, OR MINING RIGHTS OWNED BY SELLERS AND INCLUDED IN THE ASSETS OR AS TO THE CONDITION OF THE ASSETS, AND BUYER SHALL RELY UPON ITS OWN EXAMINATION THEREOF THROUGH ENGINEERS AND OTHER REPRESENTATIVES SELECTED AND EMPLOYED SOLELY BY BUYER.

                  10.5. Third Parties. Nothing in this Agreement, whether expressed or implied, is intended to confer any rights or remedies under or by reason of this

Agreement on any persons other than the parties to this Agreement and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third person to any party to this Agreement, nor shall any provision give any third person any right of subrogation or action over or against any party to this Agreement.

               10.6. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of West Virginia.

               10.7. Entire Agreement. This Agreement, together with the attached Schedules and Exhibits, constitutes the entire Agreement between the parties with respect to the subject matter hereof and may not be changed, terminated or discharged except by writing duly executed by the parties hereto.

               10.8. Benefit. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors and assigns.

               10.9. Headings. The table of contents and headings contained in this Agreement are included for purposes of convenience of reference only and shall not affect the construction or interpretation of any of its provisions.

               10.10. Construction. When used in this Agreement, the number and gender of each pronoun or other term shall be construed to mean such number and gender as the context, circumstance or antecedent may require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

               10.11. Severability. In the event one or more of the provisions of this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision was not a part of this Agreement.

               10.12. Drafting. No inference shall be drawn in favor of or against any party based upon its participation in the drafting of this Agreement or any of the other documents referenced herein.

               10.13. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers duly authorized.

                                    PEN HOLDINGS, INC.



                                    By: /s/ Stephen G. Capelli
                                        ----------------------------------------
                                        Name:  Stephen G. Capelli
                                               ---------------------------------
                                        Title: Director
                                               ---------------------------------


                                    THE ELK HORN COAL CORPORATION



                                    By: /s/ Stephen G. Capelli
                                        ----------------------------------------
                                        Name:  Stephen G. Capelli
                                               ---------------------------------
                                        Title: SVPO
                                               ---------------------------------


                                    PEN COAL CORPORATION D/B/A
                                    FORK CREEK MINING COMPANY



                                    By: /s/ Stephen G. Capelli
                                        ----------------------------------------
                                        Name:  Stephen G. Capelli
                                               ---------------------------------
                                        Title: SVPO
                                               ---------------------------------


                                    BUYER:

                                    PENN VIRGINIA COAL COMPANY,
                                    A Virginia corporation



                                    By: /s/ James L. Corsaro
                                        ----------------------------------------
                                        Name:  James L. Corsaro
                                               ---------------------------------
                                        Title: Vice President-
                                               West Virginia Operations
                                               ---------------------------------